American Beacon Ninety One Global Franchise Fund

Supplement dated April 4, 2025

to the Prospectus and Summary Prospectus, each dated February 21, 2025

I.	On page 6 of the Prospectus and Summary Prospectus, in the “Fund Summary – American Beacon Ninety One Global Franchise Fund – Fund Performance” section, the first paragraph is deleted and replaced with the following:

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index, for the periods indicated. The Fund acquired the Ninety One Global Franchise Fund, a series of The Advisors’ Inner Circle Fund III (“Predecessor Fund”), in a reorganization that closed on November 15, 2024. In connection with that reorganization,  the R5 Class shares of the Fund have adopted the performance history and financial statements of the I Shares of the Predecessor Fund, and the  Y Class shares of the Fund have adopted the performance history and financial statements of the A Shares of the Predecessor Fund.

The bar chart and the table below show the performance of the Fund’s R5 Class shares for all periods. In the bar chart and table below, the performance of the Fund’s   R5 Class shares for periods prior to November 18, 2024 reflects the returns of the Predecessor Fund’s I Shares. In the table below, the performance of the Fund’s Y Class shares for periods prior to November 18, 2024 reflects the returns of the Predecessor Fund’s I Shares for periods prior to September 28, 2018, and the returns of the Predecessor Fund’s A Shares thereafter. The performance of the Fund’s Y Class shares differs from the performance of the A Shares of the Predecessor Fund to the extent that the performance of the A Shares reflected the deduction of applicable sales charges for applicable periods.

In addition, with respect to the Y Class shares, for the period from December 11, 2017 through September 27, 2018, the A Shares of the Predecessor Fund would have had similar annual returns to the I Shares of the Predecessor Fund because the shares of each class represent investments in the same portfolio securities. However, the I Shares of the Predecessor Fund had different expenses than the A Shares of the Predecessor Fund, which would affect performance. To the extent that the I Shares of the Predecessor Fund had lower expenses than the A Shares of the Predecessor Fund, the performance of the I Shares of the Predecessor Fund would likely have been higher than the performance the A Shares of the Predecessor Fund would have realized during the same period. The performance of the Fund’s Y Class shares shown in the table has not been adjusted for differences in operating expenses between the Predecessor Fund’s A Shares and I Shares.

II.	On page 6 of the Prospectus and Summary Prospectus, in the “Fund Summary – American Beacon Ninety One Global Franchise Fund – Fund Performance” section, the following changes are made:

A.	In the first row of the second table, the heading entitled “Since Inception (09/28/2018)” is deleted and replaced with “Since Inception (12/11/2017)”.

B.	In the third table, the column with the heading “Since Inception (From Inception Date of Y Class Shares) (09/28/2018)” is deleted in its entirety.

C.	In the first row of the third table, the heading entitled “Since Inception (From Inception Date of R5 Class and R6 Class Shares) (12/11/2017)” is deleted and replaced with “Since Inception (12/11/2017)”.

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